SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 6, 1998



                                 AGTsports, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                   0-21914                    84-1022287
         --------                   -------                    ----------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)



                  621 17th Street, Suite 1730, Denver, CO 80202
                ------------------------------------------------
               (Address of principal executive office) (Zip code)


                                 (303) 297-8686
               --------------------------------------------------
              (Registrant's telephone number, including area code)





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                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Item 1.    Changes in Control of Registrant.
                    See Item 5 below

Item 2.    Acquisition or Disposition of Assets.
                    Not Applicable

Item 3.    Bankruptcy or Receivership.
                    Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant.
                    Not Applicable

Item 5.    Other Events.
                    On March 1, the Company formally accepted the resignation of AGTsports, Inc. President and Director Gary W. Crews, of Tulsa, Oklahoma. Mr. Crews' resignation as an officer and director of AGTsports, Inc. was authorized by the Board of Directors and finalized on March 1, 1998.

                    On March 1, 1998, the Board of Directors authorized Chairman and CEO Mr. B. Mack DeVine to serve as acting President of the Company.





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                                   SIGNATURES



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 6h day of March, 1998.


                                         By: /s/  Cory J. Coppage
                                            ------------------------------------
                                            Cory J. Coppage
                                            Secretary and Treasurer

Dated: March 6, 1998